Exhibit 99.1

Investor presentation December 2013 Note: This presentation is current as of 12/3/2013, following the company’s FY14 first-quarter earnings release and conference call on 11/11-12/13.

Forward-looking statements and Non-GAAP financial measures Forward-looking statements—Certain statements made in this presentation, including those related to Premier’s financial and business outlook and financial guidance, are “forward-looking statements.” Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. Readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments regarding Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential risks and other factors that could affect Premier’s financial results is included, and updated, from time to time, in Premier’s periodic and current filings with the SEC, as well as those discussed in Premier’s IPO Prospectus filed with the SEC and available on Premier’s website. Forward looking statements speak only as of the date they are made. Premier undertakes no obligation to publicly update or revise any forward-looking statements. Non-GAAP financial measures—This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. Premier’s Form 8-K, dated December 3, 2013, to which the following presentation is attached as Exhibit 99.1, as well as its Form 10-Q for the quarter ended September 30, 2013, filed with the SEC on November 12, 2013, provides further explanation and disclosure regarding Premier’s use of non-GAAP financial measures and should be read in conjunction with this presentation.

Corporate overview 3 Supply chain services 10 Performance services 14 Growth strategy 18 Financial review 23 Appendix 30 Case studies 31 Economic and financial impact of restructure 35 Non-GAAP financial measures reconciliation tables 37 Contents 2 Note: Unless otherwise indicated, the information in this presentation is as of 9/30/2013. Premier’s fiscal year ends June 30.

Corporate Overview 3

Our vision Leading the transformation to high-quality, cost-effective healthcare Our members Our platform Owners Supply chain efficiency Customers Cost and quality improvement Actionable intelligence Owner sponsored affiliates Founded: 1996 Employees: 1,560 FY13 Pro Forma Net Revenue: $764M FY13 Pro Forma Adjusted EBITDA1: $314M 1 Please see Adjusted EBITDA reconciliation to GAAP equivalent in Appendix

Our leadership team

Susan DeVore, President and **CEO**
10 years Premier; 25 years Healthcare
Cap Gemini Ernst & Young



Mike Alkire, **COO**
10 years Premier; 20 years Healthcare
Cap Gemini Ernst & Young



Craig McKasson, **CFO**
16 years Premier; 20 years Healthcare
Ernst & Young



Durral Gilbert, **President, Supply Chain Services**
7 years Premier; 7 years Healthcare
BDS Management, Wachovia Securities



Jeff Lemkin, **General Counsel**
3 years Premier; 40+ years Healthcare
McDermott Will & Emery



Wes Champion, **SVP, Performance Partners**
6 years Premier; 22 years Healthcare
Cap Gemini Ernst & Young, Accenture



Terry Linn, **SVP Strategy**
3 years Premier; 30+ years Healthcare
Ernst & Young, American Medical International, Charter Medical



Keith Figlioli, **SVP, Informatics**
4 years Premier; 10 years Healthcare IT
Eclipsys



Kelli Price, **SVP People**
13 years Premier; 15 years Healthcare
Malcolm Baldrige National Quality Award



Andy Brailo, **SVP, Member Field Services**
12 years Premier; 20 years Healthcare
Medibuy, Bard



Blair Childs, **SVP Advocacy**
6 years Premier; 25 years Healthcare
AdvaMed



Gary Long, **SVP, Chief of Sales**
<1 year Premier; 20 years Healthcare
McKesson



Richard Bankowitz, **CMO/Chief Scientist**
6 years Premier; 25 years Healthcare
CareScience, University HealthSystem Consortium



Chip Cater, **SVP, Chief Marketing Officer**
<1 year Premier; 26 years Sales & Marketing
Thomson Reuters



5

Addressing total cost and quality – all care settings Unified sales/field force Solutions Attributes Single Platform Group purchasing Specialty pharmacy Direct sourcing Leading healthcare GPO company Significant alternate site volume growth Vertical integration Uniquely advantaged by data access and collaboratives Leading healthcare informatics company ~1,800 hospitals use product or service 46% of purchases by non-GPO customers SaaS analytic products in cost, quality, safety and population health Enterprise data analytics platform–clinical and operational Collaboratives Advisory services Supply Chain Services Performance Services

The right time and place for Premier Declining reimbursement Evolving payment models Competitive / regulatory landscape Health system consolidation Availability of data Data-driven care delivery Total cost improvement Measurable quality improvement Clinical integration Integrated supply chain solutions Healthcare analytics “Big Data” solutions Population health solutions Best practices and standards Integrated performance platform – PremierConnectTM Industry challenges Premier solutions Solving growing challenges through partnership with members, scale, intelligence and best-in-class services

Member model drives innovation and growth

SCALE

- >$40 billion in supply chain spend
- Manage ~1,900 contracts from ~1,100 suppliers
- 2.5 million real-time clinical transactions daily
- Data repository which encompasses 1 in 4 U.S. hospital discharges

ALIGNMENT

- Members own ~78% of equity
- 10 health system board members
- Embedded field/sales force in membership



Adventist Health
Catholic Health Partners
Henry Ford Health System
GNYHA Services
Dignity Health
Banner Health
Summa Health System
UHS
Geisinger
Carolinas HealthCare System
Texas Health Resources
Adventist Health System

COMMITMENT

- 97% of members committed to restructure
- 86% surveyed over the last three years view Premier as strategic partner or organizational extension

CO-INNOVATION

- Co-develop solutions with members
- Committees composed of ~180 member hospitals
- ~850 hospitals in collaboratives
- Data Alliance Collaborative

8

Compelling investment differentiators

Industry leader	Serve 57% of U.S. community hospitals (~2,900), ~100,000 alternate site providers, and ~400,000 physicians Leader in healthcare informatics and supply chain products and services High-energy leadership team with deep healthcare experience
Committed members	Member average tenure ~14 years with over 70% at more than 10 years 86% of members surveyed over the last three years view Premier as strategic partner/extension of their organization
Integrated solutions for providers	Technology-enabled platform for cost management, quality/safety improvement and population health management Leveraging integrated data and single sales force to deliver solutions
"Big Data" solutions	Database representing 1 in 4 U.S community hospital discharges Leading analytic solutions in quality, safety, labor, supply, and population management Emerging as partner on data warehousing and management Performance Services grown organically FY2011-2013 Net Revenue CAGR of 14%
Well-positioned to capitalize on reform	Reimbursement-driven mandate to reduce total cost of care Leading developer of new delivery and payment models Leveraging data into actionable intelligence
Attractive financial profile	FY2011-2013 Net Revenue CAGR of 13% and Adjusted EBITDA CAGR[1] of 10% Diverse, recurring revenue streams with high visibility

[1] See Adjusted EBITDA reconciliation to GAAP equivalent in Appendix

9

Supply chain services 10

Supply Chain Services highlights

Leadership position	~$40B of volume FY13 – one of the leading acute care GPOs and supply chain platforms GPO utilization by approximately 40% of U.S. community hospitals
Integrated solutions differentiate supply chain	Supply chain is part of total cost management solution Leverage data and collaboratives to identify and implement supply chain savings
New wins driving growth in "core"	Strong net new purchasing volume growth in FY2013
Solid and growing alternate site presence	Attractive year-over-year purchasing volume growth Own 50% of Innovatix, a leading alternate site GPO Hospital members diversifying into alternate care settings
Strong historical growth with multiple growth drivers	2011-2013 Segment Adjusted EBITDA CAGR of 8%[1] Multiple opportunities to drive contract penetration Attractive returns on new wins; scalable platform Early stages of large market opportunities (specialty pharmacy and direct sourcing)

[1] See Adjusted EBITDA reconciliation to GAAP equivalent in Appendix

11

 Wholesaler 3rd party logistics Distributor An opportunity for vertical integration Joint Venture or Partnership * Delivery / service settings After-market activities Raw materials Manufacturing Distribution Contracting SUPPLY CHAIN OPERATIONS GPO * * * DIRECT SOURCING Resell Destroy / dispose Medical / surgical Medical / surgical Reprocess Factory API factory Alternate site PBM EXPRESSbuy Non- healthcare Resource utilization Retail Rx Outsourcing Specialty pharmacy Comparative effectiveness Physician Preference

Technology-enabled supply chain Impact analysis what-if modeling Identify Rx opportunities SYMMEDRx Resource utilization benchmarking Monitor performance Integrated technology platform enables members to optimize their spend management through supply chain informatics solutions Price benchmarking Current Spend (Feb 11 – Apr 11): $13,958,966 Prior Spend (Nov 10 – Jan 11): $15,317,140

Performance services 14

Performance Services highlights

Leadership	~1,800 hospitals use Performance Services ~850 hospitals participate in our performance collaboratives
Integrated into member workflow	SafetyAdvisor® is used by ~320 U.S. community hospitals Premier quality applications are used by ~870 U.S. community hospitals OperationsAdvisor® is used by ~780 U.S. community hospitals
Driving measurable outcomes	QUEST® helped members save ~$10.1 billion and helped avoid ~112,000 deaths since its inception in 2008
Expanding presence in population health and data management	Data Alliance Collaborative driving data aggregation and management Multiple products in population health, experiencing strong adoption
Strong historical growth with multiple growth drivers	2011-2013 Segment Adjusted EBITDA CAGR of 22%[1] Enterprise platform facilitates rapid introduction of new products Multiple acquisition opportunities

[1] See Adjusted EBITDA reconciliation to GAAP equivalent in Appendix

15

Leveraging data assets to deliver unique and necessary analytic solutions

PREMIER SUPPLY CHAIN	PREMIER QUALITY	PREMIER LABOR	PREMIER SAFETY	PREMIER POPULATION MANAGEMENT
(Spend data) ~1,100 U.S. hospitals	(Acute and amb. charge data) ~870 U.S. hospitals	(GL and time-keeping data) ~780 U.S. hospitals	(EHR data) ~320 U.S. hospitals	(Data from over 400 payers) ~80 U.S. hospitals
Detailed price benchmarking and spend optimization	Custom benchmarking against 25% of U.S discharges	Benchmarking for budgeting, productivity management	Real-time alerting for infection prevention & medication management	Detailed analysis of defined population with payer contracts
Tools focused on PPI, pharmacy & value analysis	Outcomes, costs, resource utilization & physician profiling	Alerts to executives and staff of outlying cost centers	Regulatory reporting for NHSN	Risk-stratification, care management targeting, leakage



PREMIER CONNECT PLATFORM
Multi-source data
Supply chain/pharmacy/lab
PO/ invoices
Items/ functional equivalents
Real-time supply messages
Pricing/tiers
Distributor information
Pharmacy purchases
Value analysis
Contracts
Order master
Clinical and outcomes
Patient history
Regulatory abstracted
Patient problems
Patient survey
Allergies
Patient care device data
Disease registry information
Admin.
ICD-9 coding
Pt. Location/ demo
Groupers & risk adj
Labs & findings
Patient vitals
Surgery
Imaging findings
Immun-ization
Orders
Financial/claims
General ledger
Health risk assessment
Claims
Department activity
Patient CDM/billing
Payroll
Care plan
Department expense
Eligibility files

16

Market Full risk Bundled payments Well-positioned to attack big categories such as population health Fee for service Needs Solutions Technology Collaboratives Consulting Clinical integration Network management Segment population Identify care gaps Stratify risks Engage patients Manage care Measure outcomes

Growth strategy 18

Expanding supply chain solutions Steady core GPO growth Multiple levers drive long-term sustainable growth targets Upside Performance Services Supply Chain Services Alternate site expansion Contract penetration New members Service line value Continued penetration of alternate site Innovatix is a leader Multiple assets to leverage Specialty pharmacy EXPRESSbuy Direct sourcing Member penetration performance services High demand Aligned customer base Collaboratives and consulting are sticky New product development Population management Data warehousing Leverage member relationship and insight Pursue selected M&A and partnership opportunities Strong distribution channel Desired partner/capability

Increasing member engagement creates attractive growth opportunity Significant cross-sell opportunity among acute members Members using supply chain services Members using both supply chain and at least one performance services product or service Members using performance services products and services 1,045 975 834 2,020 total 1,809 total

Member-driven co-development engine Organic Acquisitions Partnerships Member-driven co-development engine (2006) (2011) (2010) CareScience (2007) (2013)

Attractive opportunities for capital deployment Performance Services Supply Chain Services Performance Services Diverse and growing end markets to accelerate Premier’s growth Supply Chain

Financial review 23

Our business at a glance1 Consolidated GPO Specialty pharmacy Direct sourcing SaaS informatics products Performance improvement collaboratives Advisory services Data management/warehousing Supply Chain   Performance Services Business Revenue Drivers FY 11-13 CAGR Fiscal 2014 Pro Forma Guidance2 Net Revenue 13% Segment Adjusted EBITDA 8% Net Revenue 14% Segment Adjusted EBITDA 22% Net Revenue 13% Adjusted EBITDA 10% Net Revenue 10% - 13% Net Revenue 12% - 16% Net Revenue 10% - 13% Adjusted EBITDA 7% - 13% Consolidated Administrative fees paid by suppliers Drug reimbursement Fee for service Product sales of contract manufactured items SaaS subscriptions Fee-for-service Fee-for-service SaaS subscriptions SaaS subscriptions Significant stickiness Strong visibility across diverse revenue streams 1 See Adjusted EBITDA reconciliation to GAAP equivalent in Appendix. 2As of fiscal 2014 first-quarter conference call, 11-12- 2013. Pro forma guidance measures are “forward-looking statements.” For information regarding the use and limitations of such statements, see “Forward-looking statements and Non-GAAP financial measures” above.

Premier historical financial performance highlights Attractive growth High visibility Attractive economic model Evolving business mix Disciplined capital deployment track record FY2013 consolidated double-digit net revenue growth and Adjusted EBITDA1 growth Performance Services Pro Forma FY2011 – 2013 Adjusted EBITDA1 CAGR of 22% Multiple emerging growth drivers (alternate site, population health, data warehousing, specialty pharmacy) Strong retention rate in Supply Chain Services Majority of member contracts are 3-5 years in length GPO – high margins and low marginal cost to support new members Informatics generates high returns on new wins Investments in growth initiatives will impact Adjusted EBITDA1 margins, but enhance Adjusted EBITDA1 growth Recent capital investments increase D&A, negatively impacting near-term net income margins Strong returns on acquired assets Framework for capital deployment 1 See Adjusted EBITDA reconciliation to GAAP equivalent in Appendix

Pro forma Supply Chain Services net revenue rose 9.9% to $146.2M Pro forma Performance Services net revenue rose 10.4% to $53.1M Total pro forma net revenue rose 10.1% to $199.3M Pro forma adjusted EBITDA rose 7.6% to $83.1M Pro forma adjusted fully distributed net income rose 5.0% to $44.0M Cash provided by operating activities of $64.0M Capital expenditures of $12.3M Cash, cash equivalents and marketable securities totaled $132.9M Completed acquisition of SYMMEDRx, a contract management and data services company, for $28.7M On October 1, 2013, the company completed its IPO, issuing 32.4M Class A shares of common stock at $27.00 per share The IPO generated net proceeds of $821.7M, of which $543.9M was distributed to the company’s member owners $277.8M was retained by the company for working capital and general corporate purposes, including potential future acquisitions and development activities First quarter FY14 highlights 1 1 See Adjusted EBITDA reconciliation to GAAP equivalent in Appendix.

Consolidated first quarter FY14 financial highlights (In thousands, except per share data) Q1 FY14 (3 months ended 9/30/13) Q1 FY13 (3 months ended 9/30/12) % change Pro forma net revenue: Supply Chain Services Performance Services $146,195 $53,118 $133,001 $48,108 9.9 10.4 Total Pro forma net revenue $199,313 $181,109 10.1 Pro forma adjusted EBITDA1 $83,071 $77,232 7.6 Pro forma adjusted fully distributed net income $43,983 $41,882 5.0 Adjusted fully distributed EPS $0.30 $0.29 1 See Adjusted EBITDA and adjusted fully distributed net income and EPS reconciliations to GAAP equivalent in Appendix

 Pro forma net revenue: Supply Chain Services segment $614 - $631M Performance Services segment $231 - $238M Total pro forma net revenue $845 - $869M Non-GAAP pro forma adjusted EBITDA $335 - $355M Non-GAAP pro forma adjusted fully distributed EPS $1.20 - $1.29 FY14 guidance 1 1 As of fiscal 2014 first-quarter conference call, 11/12/2013. See Adjusted EBITDA reconciliation to GAAP equivalent in Appendix. Pro forma guidance measures are “forward-looking statements.” For information regarding the use and limitations of such statements, see “Forward-looking statements and Non-GAAP financial measures” above.

Compelling assets, unique opportunity Committed and aligned customer-members Major player in Big Data Integrated solutions for providers Well-positioned to capitalize on reform Attractive financial profile Industry leader

Appendix 30

Case study: Successful model for acquiring our growth assets

Stage		

Identified member issue	*Member Committees/Field Accelerated Solution Design (ASD)*	• Need to reduce infections
		  • Reform driving non-payment
		  • Paper-based
		  • Inaccurate
		  • Ill-defined methodology

Acquired Cereplex	Cereplex CLINICAL DATA SURVEILLANCE	• Nascent product with <u>22 installs</u> • Meets basic member need
Integrated product	SafetySurveillor® *(18 months)*	• Attach to QUEST collaborative • Educate sales/field team • <u>~200 Installs</u>
Today	SAFETYADVISOR®	• Co-innovate enhancements • Re-platform/re-name • <u>~320 Installs</u>
Continuing Evolution	*New Products*	• Mine data through PremierConnect • Create more offerings

31

Case Study: Delivering measurable impact for our members by leveraging continuum of capabilities Implemented approximately $120 million in cost savings 2010 through 2012

QUEST collaborative ~350 U.S. hospital members ~112,000 deaths avoided ~$10.1 billion saved Case Study: Collaboratives’ impact is measurable and scalable Approximately 850 U.S. hospital members participate in at least one of our performance improvement collaboratives Through these collaboratives, we design programs and facilitate the exchange of data among our members to drive clinical, financial and operational improvements Example

Case Study: Clear and proven pathways to growth ~$393M in value to member ~$23M in FY13 revenue to Premier Single offering Multiple offerings Recent multiple offerings members Fully engaged GPO only

Economic impact of restructure to Premier

($ millions, FYE 6/30)		FY 2013A Actual	FY 2013A Pro forma
Gross Administrative Fees		$646.4	$646.4
Revenue Share	A	(127.2)	(232.2)
Net Administrative Fees		**$519.2**	**$414.2**
Other Services and Support Revenue		205.7	205.7
Product Revenue		144.4	144.4
Total Net Revenue		**$869.3**	**$764.3**
Cost of Revenue		237.4	237.4
Gross Profit		**$631.9**	**$526.9**
Selling, General and Administrative Expenses (incl. R&D)		257.7	257.7
Amortization of Purchased Intangibles		1.5	1.5
Operating income		**$372.7**	**$267.7**
Other Income, net		12.1	12.1
Memo: EBITDA			
Interest and Investment Income, net		(1.0)	(1.0)
Depreciation & Amortization		29.2	29.2
EBITDA		**$413.1**	**$308.1**
Add: Strategic and Financial Restructuring Expenses		5.2	5.2
Add: Loss on Disposal of Assets		0.8	0.8
Adjusted EBITDA		**$419.0**	**$314.0**
Income Tax Expense	B	9.7	29.6
Net Income		**$375.1**	**$250.2**
Net Income Attributable to NCI in S2S Global		(1.5)	(1.5)
Net Income after NCI in S2S Global		**$376.6**	**$251.6**
Less: Net Income Attributable to NCI in Premier LP	C	—	(218.5)
Net Income Attributable to Premier, Inc.		—	$33.2
Adjusted Fully Distributed Net Income Reconciliation	D		
Net Income Attributable to PHSI		—	$33.2
Add: Income Tax Expense		—	29.6
Add: Strategic and Financial Restructuring Expenses		—	5.2
Add: Net Income Attributable to NCI in Premier LP		—	218.5
Pro Forma Fully Distributed Income Before Income Taxes			**$286.4**
Adjusted for: Income tax expense on pro forma fully distributed income before income taxes	E	—	(116.8)
Adjusted Fully Distributed Net Income	D	—	**$169.6**

- **A** Owners move from 0% revenue share in old model to contractual revenue share of 30% under new model
- **B** C-Corp subsidiaries and Class A shareholders (public shareholders) drive GAAP corporate tax
- **C** Net income attributable to our member owners who are expected to own 80% of the Company post-IPO
- **D** Represents net income attributable to all shareholders assuming all Class B shareholders have converted to Class A
- **E** Reflects 41% tax rate on 100% of pretax income (assumes full C-Corp tax treatment)

See Adjusted EBITDA and Adjusted Fully Distributed Net Income reconciliations to GAAP equivalents in Appendix

35

Illustrative example of the economic impact of restructure to Premier 1% owner example Conclusions Owners move from 0% revenue share in Old Model to contractual revenue share of 30% under New Model Reflects tax distribution to members Distributions to owners reduced from 95% to 41% of net income Restructure creates significant retained earnings for Premier’s use for ongoing operations and growth initiatives (in thousands) Old Model New Model Administrative Fees 7,000 7,000 Revenue Share 0 2,100 Distributions 4,900 1,120 Total Cash Returned 4,900 3,220 Total Cash % of Administrative Fees 70% 46% Total Cash % of Income 95% 41% Retained earnings for Premier 258 1,938 A A B B C C D D

Fiscal 2013 Non-GAAP reconciliations (a) Represents interest income, net and realized gains and losses on our marketable securities (b) Represents legal, accounting and other expenses directly related to the Reorganization and this offering (c) Represents loss on disposal of property and equipment (d) Corporate consists of general and administrative corporate expenses that are not specific to either of our segments (e) Reflects the elimination of the noncontrolling interest in Premier LP as if all member owners of Premier LP had fully exchanged their Class B common units for shares of Class A common stock (f) Reflects income tax expense at an estimated effective income tax rate of 41% of income before income taxes assuming the conversion of all Class B units into shares of Class A common stock and the tax impact of excluding strategic and financial restructuring expenses ($ millions, FYE 6/30) FY2013A Adjusted Fully Distributed Net Income Reconciliation Pro Forma Net Income Attributable to PHSI $33.2 Add: Income Tax Expense 29.6 Add: Strategic and Financial Restructuring Expenses (b) 5.2 Add: Pro Forma Net Income Attributable to Premier LP (e) 218.5 Pro Forma Fully Distributed Income Before Income Taxes $286.4 (116.8) Pro Forma Adjusted Fully Distributed Net Income $169.6 Adjusted for: Income tax expense on pro forma fully distributed income before income taxes (f) ($ millions, FYE 6/30) FY2013A Pro Forma Adjusted EBITDA Reconciliation GAAP Net Income $250.2 Add: Interest & Investment Income, net (a) (1.0) Add: Income Tax Expense 29.6 Add: Depreciation & Amortization 27.7 Add: Amortization of Purchased Intangible Assets 1.5 EBITDA $308.1 Add: Strategic and Financial Restructuring Expenses (b) 5.2 Add: Loss on Disposal of Assets (c) 0.8 Pro Forma Adjusted EBITDA $314.0 Segment Adjusted EBITDA Supply Chain Services $326.6 Performance Services 56.5 Corporate (d) (69.1) Pro Forma Adjusted EBITDA $314.0 Less: Depreciation & Amortization (27.7) Less: Amortization of Purchased Intangible Assets (1.5) Less: Strategic and Financial Restructuring Expenses (b) (5.2) Less: Equity in Net Income of Unconsolidated Affiliates (12.0) Pro Forma Operating Income $267.7

Fiscal 2014 first-quarter Non-GAAP reconciliations Reconciliation of Adjusted EBITDA to Net Income and Operating Income: (Unaudited, in thousands) 2013 2012 2013 2012 Net income 112,726 $ 85,067 $ 65,268 $ 61,983 $ Interest and investment income, net (220) (224) (220) (224) Income tax expense 891 2,517 6,761 8,144 Depreciation and amortization 8,356 6,390 8,356 6,390 Amortization of purchased intangible assets 601 385 601 385 EBITDA 122,354 94,135 80,766 76,678 Stock-based compensation — — 325 — Acquisition related expenses 142 — 142 — Strategic and financial restructuring expenses 1,842 554 1,842 554 Gain on disposal of assets (4) — (4) — Adjusted EBITDA 124,334 $ 94,689 $ 83,071 $ 77,232 $ Adjusted EBITDA 124,334 $ 94,689 $ 83,071 $ 77,232 $ Depreciation and amortization (8,356) (6,390) (8,356) (6,390) Amortization of purchased intangible assets (601) (385) (601) (385) Stock-based compensation — — (325) — Acquisition related expenses (142) — (142) — Strategic and financial restructuring expenses (1,842) (554) (1,842) (554) Equity in net income of unconsolidated affiliates (4,114) (2,781) (4,114) (2,781) 109,279 84,579 67,691 67,122 Stock-based compensation in Premier, Inc. — — 325 — Pro forma adjustment for revenue share post-IPO — — 41,263 17,457 Operating income 109,279 $ 84,579 $ 109,279 $ 84,579 $ PHSI Pro forma - Premier, Inc. Supplemental Financial Information (Unaudited) (In thousands) Three Months Ended September 30,

Fiscal 2014 first-quarter Non-GAAP reconciliations Reconciliation of Non-GAAP Pro Forma Adjusted Fully Distributed Net Income: (Unaudited, in thousands) 2013 2012 Pro Forma Adjusted Fully Distributed Net Income: Net income attributable to Premier, Inc. shareholders 14,448 $ 13,890 $ Income tax expense 6,761 8,144 Stock-based compensation 325 — Acquisition related expenses 142 — Strategic and financial restructuring expenses 1,842 554 Net income attributable to noncontrolling interest in Premier LP 51,030 48,398 Pro forma adjusted fully distributed income before income taxes 74,548 70,986 Income tax expense on fully distributed income before income taxes 30,565 29,104 Pro forma adjusted fully distributed net income 43,983 $ 41,882 $ Weighted average fully distributed shares outstanding: Basic 144,983 144,983 Diluted 145,009 144,983 Non-GAAP earnings per share on pro forma adjusted fully distributed net income: Basic 0.30 $ 0.29 $ Diluted $ 0.30 $ 0.29 Pro forma - Premier, Inc. Three Months Ended September 30, Supplemental Financial Information (Unaudited) (In thousands)